Exhibit 99.1
AMENDMENT NO. 1 TO CREDIT AND SECURITY AGREEMENT

THIS AMENDMENT NO. 1 TO CREDIT AND SECURITY AGREEMENT (this “Amendment”) is made as of this 29th day of October, 2010, by and among INTEGRATED HEALTHCARE HOLDINGS, INC., a Nevada corporation, WMC-SA, INC., a California corporation, WMC-A, INC., a California corporation, CHAPMAN MEDICAL CENTER, INC., a California corporation, COASTAL COMMUNITIES HOSPITAL, INC., a California corporation (each individually as a “Borrower”, and collectively as “Borrowers”), and MIDCAP FUNDING IV, LLC, a Delaware limited liability company, as assigned to it from MidCap Financial, LLC (as Administrative Agent for Lenders, “Agent”, and individually as a Lender), SILICON VALLEY BANK, a California corporation, and the other financial institutions or other entities parties hereto, each as a Lender. Capitalized terms used but not defined in this Amendment shall have the meanings that are set forth in the Credit Agreement (defined below).

RECITALS

A.           Pursuant to that certain Credit and Security Agreement dated as of August 30, 2010 by and among Borrowers, other borrowers party thereto, Agent and Lenders (the “Credit Agreement”), Lenders agreed to make available to Borrowers a revolving credit facility in the initial principal amount of up to $40,000,000.

B.           Pursuant to Section 2.1(b)(vi) of the Credit Agreement, Borrowers have requested Agent and Lenders to amend the Credit Agreement to increase the Revolving Loan Commitment from $40,000,000 to $45,000,000.  Agent and Lenders have agreed to such amendment and to certain other amendments to the Credit Agreement, in accordance with and subject to the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent, Lenders and Borrowers hereby agree as follows:

1.           Amendments to Credit Agreement.

(a)           Section 1.1.

(i)           Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Revolving Loan Commitment Reduction Amount” in its entirety.

(ii)           The definition of “Eligible Accounts” set forth in Section 1.1 of the Credit Agreement is hereby amended by amending and restating the introductory sentences thereof in their entirety as follows:

“Eligible Accounts” means, subject to the criteria below, an Account Receivable of a Borrower, which was generated in the Ordinary Course of Business, which was generated originally in the name of a Borrower and not acquired via assignment or otherwise, and which Agent, in its Permitted Discretion, deems to be an Eligible Account.  Subject to Agent’s standard underwriting practices and due diligence review, and in the exercise of Agent’s Permitted Discretion such other reasonable conditions as Agent may require, Eligible Accounts may include an aggregate amount of up to $33,623,315 in Accounts Receivable related to Borrowers’ federal or state matching payments related to California Assembly Bill 1383. The net amount of Eligible Accounts (other than the matching payments referred to in the immediately preceding sentence, which shall be the amount of expected estimated payments as reasonably determined by Agent in its Permitted Discretion in accordance with the documentation provided by Borrowers to Agent (it being understood that as of October 29, 2010, such matching payments are expected to be in three installments of $11,179,105 each, as any such installment may be increased by an aggregate amount of up to $86,000)), at any time (a) shall be the face amount of such Eligible Accounts as originally billed minus all cash collections and other proceeds of such Account received from or on behalf of the Account Debtor thereunder as of such date and any and all returns, rebates, discounts (which may, at Agent’s option, be calculated on shortest terms), credits, allowances or excise taxes of any nature at any time issued, owing, claimed by Account Debtors, granted, outstanding or payable in connection with such Accounts at such time, and (b) may be adjusted by applying percentages (known as “liquidity factors”) by payor and/or payor class based upon the applicable Borrower’s actual recent collection history for each such payor and/or payor class in a manner consistent with Agent’s underwriting practices and procedures.  No Accounts shall be excluded from Eligible Accounts solely due to deductibles and/or coinsurance; provided that such deductibles and/or coinsurance amounts shall be excluded pursuant to subsection (q) below.  Such liquidity factors may be adjusted by Agent from time to time as warranted by Agent’s Permitted Discretion. Without limiting the generality of the foregoing, no Account shall be an Eligible Account if:”

(b)           Section 2.1. Subsection 2.1(b)(iii) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(iii)           Optional Prepayments; Reduction in Revolving Loan Commitment.

(A)          Borrowers may from time to time prepay the Revolving Loans in whole or in part; provided, however, that any such partial prepayment shall be in an amount equal to $100,000 or a higher integral multiple of $25,000.

(B)           At Borrower’s election, with prior written notice to Agent, Borrowers may reduce the aggregate Revolving Loan Commitment Amounts in $5,000,000 increments and no Prepayment Fee shall be payable with respect to any such reductions, provided, that in no event shall the aggregate Revolving Loan Commitment Amounts be reduced to less than $20,000,000 in connection with any such reduction.”

(c)           Section 2.1.  Subsection 2.1(b) of the Credit Agreement is hereby amended by deleting subsections (v) and (vi) contained therein in their entirety.

(d)           Section 2.2.  Subsection 2.2(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(a)           Interest.  From and following the Closing Date, except as expressly set forth in this Agreement, Loans and the other Obligations shall bear interest at the sum of the LIBOR Rate plus the Applicable Margin.  If a Loan is made or continued on a day that is other than the first day of a calendar month or it would otherwise appear that an Interest Period would commence on a day other than the first day of a calendar month, interest shall be charged from and after such date at the then-current rate applicable to the Interest Period that would otherwise have commenced on the first day of the calendar month in which such event occurs, and the last day of such calendar month shall be deemed to be the last day of such Interest Period (such that no breakage costs are due and payable as of such date).  Interest on the Loans shall be paid in arrears on the first (1st) day of each month and on the maturity of such Loans, whether by acceleration or otherwise.  Interest on all other Obligations shall be payable upon demand.  Solely for purposes of calculating interest (and not for any other purpose, including as to actual transfer of funds and application thereof as set forth in Section 2.11), all funds transferred from the Payment Account for application to any Revolving Loans shall be subject to a six (6) Business Day clearance period and all interest accruing on such funds during such clearance period shall accrue for the benefit of Agent, and not for the benefit of the Lenders.  In addition, if the conditions of Section 2.11(i) shall have been satisfied and instead of the Payment Account, Borrower elects to transfer funds that were received by Borrower (whether in the Lockbox Accounts or otherwise) to a different account identified by Borrower as described in Section 2.11(i) (collectively, the “Retained Funds”), and as a result, such collections are not received by Agent and are not applied to reduce the outstanding Revolving Loans as contemplated in Section 2.11(d), Borrower shall nevertheless pay to Agent, for itself and not for the benefit of Lenders, interest accruing on the Retained Funds during such six (6) Business Day clearance period as if such collections were transferred to the Payment Account, and Borrower shall provide Agent with all bank statements and other supporting documentation necessary for Agent to make such calculations of interest owed hereunder.”

(e)           Section 2.2.  Subsection 2.2(d) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(d)           Prepayment Fee.  If, at any time prior to the Commitment Expiry Date, (i) except to the extent permitted in Section 2.1(b)(iii)(B), any portion of the Revolving Loan is prepaid at any time, in whole or in part, for any reason other than pursuant to the mandatory repayment provisions set forth in Section 2.1(b)(ii), and such prepayment is accompanied by a corresponding permanent reduction of the Revolving Loan Commitment, whether by voluntary prepayment and/or termination by Borrowers, by reason of the occurrence of an Event of Default, or otherwise, or (ii) the Revolving Loans shall become accelerated and due and payable in full, or (iii) except to the extent permitted in Section 2.1(b)(iii)(B) and Section 2.11(d), the Lenders’ funding obligations in respect of any unfunded portion of the Revolving Loan shall terminate, then in any such event, Borrowers shall pay to Agent, for the benefit of all Lenders committed to make Revolving Loans, as compensation for the costs of such Lenders making funds available to Borrowers under this Agreement, a prepayment fee (the “Prepayment Fee”) calculated in accordance with this subsection.  The Prepayment Fee shall be equal to the product of (y) $40,000,000, multiplied by (z) the following percentage: (i) two percent (2.0%) if such prepayment occurs prior to the first anniversary of the Closing Date, (ii) one and one-half percent (1.5%) if such prepayment occurs on or after the first anniversary of the Closing Date but prior to the second anniversary of the Closing Date, and (iii) one percent (1.0%) if such prepayment occurs on or after the second anniversary of the Closing Date but prior to the third anniversary of the Closing Date.  All fees payable pursuant to this paragraph shall be deemed fully earned and non-refundable as of the Closing Date.”

(f)           Section 2.11.  Section 2.11 shall be amended by adding the following new subsection 2.11(i):

“(i)           If, at any time prior to the Commitment Expiry Date: (i) the aggregate Revolving Loan Commitment Amounts are permanently reduced to $20,000,000 pursuant to the terms of Section 2.1(b)(iii)(B), and (ii) as of the date of such permanent reduction, no Event of Default has occurred and is continuing, then notwithstanding the provisions of this Section 2.11 above or any other terms of this Agreement or the other Financing Documents to the contrary, and upon no less than five (5) Business Day’s written notice from Borrower to Agent, Agent shall permit funds that are deposited into any Lockbox Account to be transferred to an account designated by Borrowers until such time as an Event of Default shall have occurred (unless such Event of Default has been waived by Required Lenders), at which time Borrower shall resume compliance with all of the lockbox requirements set forth in this Section 2.11; provided, however, that, during any such period when funds that are deposited into Governmental Lockbox Accounts are transferred to an account designated by Borrowers, all funds deposited into a Governmental Lockbox Account that is subject (or required to be subject) to a Deposit Account Restriction Agreement shall nevertheless continue to be immediately transferred into the Lockbox Account established pursuant to Section 2.11(a) (or in the case of Borrower’s Deposit Account Restriction Agreement for Medicare payments, which funds may be transferred directly to any account designated by Borrowers that is subject to a Deposit Account Control Agreement), and then may be transferred to the account designated by Borrowers; provided, further, that interest shall continue to accrue in accordance with the terms of Section 2.2(a); and provided, further, that each of Agent, Borrower and any applicable Lockbox Bank shall have entered into any amendments or modifications to Deposit Account Control Agreements and/or Deposit Account Restriction Agreements necessary to effectuate the disposition of funds as described in this Section 2.11(i) reasonably promptly after such initial disposition.”

(g)           Section 2.12.  Subsections 2.12(b) and (c) of the Credit Agreement are hereby amended to change the references to “Section 2.2(g)” therein to be references to “Section 2.2(d)”.

(h)           Section 11.16.  Subsection 11.16(b)(i) of the Credit Agreement is hereby amended by deleting the following phrase contained therein: “, except as set forth in Section 2.1(b)(vi)”.

(i)           Annex A.  Annex A to the Credit Agreement is hereby amended and restated in its entirety with the Annex A attached hereto and made a part hereof and of the Credit Agreement.

2.           Confirmation of Representations and Warranties.  Each Borrower hereby confirms that all of the representations and warranties set forth in Article 3 of the Credit Agreement are true and correct in all material respects with respect to such Borrower as of the date hereof, except to the extent that such representation or warranty relates to a specific date, in which case such representation and warranty was true as of such earlier date.

3.           Reaffirmation of Security Interest in the Collateral.  Each Borrower confirms and agrees that (a) all security interest and Liens granted to Agent continue in full force and effect, and (b) all Collateral remains free and clear of any Liens other than those granted to Agent and Permitted Liens. Nothing herein is intended to impair or limit the validity, priority or extent of Agent’s security interests in and Liens upon the Collateral.

4.           Costs and Fees.  In consideration of Agent’s and Lenders’ agreement to enter into this Amendment, Borrowers shall pay to Agent, for the benefit of all Lenders committed to increase their Revolving Loan Commitment Amounts, an origination fee with respect to the amount of such increase in the Revolving Loan Commitment Amount of each such Lender equal to the product of: (a) such Lender’s portion of the increase in the Revolving Loan Commitment Amount from $40,000,000 to $45,000,000 multiplied by (b) one percent (1.0%).  Furthermore, Borrowers shall be responsible for the payment of all reasonable fees and expenses of Agent’s counsel incurred in connection with the preparation of this Amendment and any related documents.  If Agent uses in-house counsel for any of these purposes, Borrowers further agree that the Obligations include reasonable allocated charges for such work performed.  Borrowers hereby authorize Agent to deduct all of such fees set forth in this Section 4 from the proceeds of one or more Revolving Loans made under the Credit Agreement.

5.           Conditions to Effectiveness. This Amendment shall become effective as of the date on which each of the following conditions has been satisfied (the “Effective Date”):

(a)           Borrowers shall have delivered to Agent this Amendment, duly executed by an authorized officer of each Borrower, and an original of the Amended and Restated Revolving Loan Note payable to  MidCap Funding IV, LLC, duly executed by an authorized officer of each Borrower;

(b)           the secretary or assistant secretary of each Borrower shall have delivered to Agent a duly executed secretary’s certificate and incumbency certificate identifying the current officers of such Borrower who are duly authorized by such Borrower’s board of directors to execute and deliver this Amendment and any related documents, together with resolutions of such board of directors of each Borrower authorizing the transactions contemplated by this Amendment and any related documents;

(c)           all representations and warranties of Borrowers contained herein shall be true and correct in all material respects as of the Effective Date, except to the extent that such representation or warranty relates to a specific date, in which case such representation and warranty was true as of such earlier date, and such parties delivery of their respective signatures hereto shall be deemed to be its certification thereof; and

(d)           Agent shall have received from Borrowers all of the fees, costs and expenses owing pursuant to this Amendment as set forth in Section 4 above unless Agent elects to deduct such fees, costs and expenses from the Revolving Loan proceeds in accordance with Section 4 above.

6.           Release.  Each Borrower, voluntarily, knowingly, unconditionally and irrevocably, with specific and express intent, for and on behalf of itself and all of its respective parents, subsidiaries, affiliates, members, managers, predecessors, successors, and assigns, and each of their respective current and former directors, officers, shareholders, agents, and employees (collectively, “Releasing Parties”), does hereby fully and completely release, acquit and forever discharge each Indemnitee of and from any and all actions, causes of action, suits, debts, disputes, damages, claims, obligations, liabilities, costs, expenses and demands of any kind whatsoever, at law or in equity, whether matured or unmatured, liquidated or unliquidated, vested or contingent, choate or inchoate, known or unknown that the Releasing Parties (or any of them) has against the Indemnitees or any of them (whether directly or indirectly).  Each Borrower acknowledges that the foregoing release is a material inducement to Agent’s and Lenders’ decision to enter into this Amendment and to agree to the modification made contemplated hereunder.

7.           No Waiver or Novation.  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of Agent, nor constitute a waiver of any provision of the Credit Agreement, the Financing Documents or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing.  Nothing herein is intended or shall be construed as a waiver of any existing defaults or Events of Default under the Credit Agreement or other Financing Documents or any of Agent’s rights and remedies in respect of such Defaults or Events of Default.  This Amendment (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Credit Agreement.

8.           Miscellaneous.

(a)           Reference to the Effect on the Credit Agreement.  Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended by this Amendment.  Except as specifically amended above, the Credit Agreement, and all other Financing Documents (and all covenants, terms, conditions and agreements therein), shall remain in full force and effect, and are hereby ratified and confirmed in all respects by Borrower.

(b)           Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of Maryland.

(c)           Headings.  Section headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(d)           Counterparts.  This Amendment may be executed in counterparts, and both counterparts taken together shall be deemed to constitute one and the same instrument.

[SIGNATURES APPEAR ON FOLLOWING PAGE(S)]

IN WITNESS WHEREOF, intending to be legally bound, and intending that this document constitute an agreement executed under seal, the undersigned have executed this Amendment under seal as of the day and year first hereinabove set forth.

AGENT:	MIDCAP FUNDING IV, LLC, as Agent By: /s/ Brett Robinson Name: Brett Robinson Title: Managing Director

LENDERS:	MIDCAP FUNDING IV, LLC, as a Lender By: /s/ Brett Robinson Name: Brett Robinson Title: Managing Director
SILICON VALLEY BANK, as a Lender By: /s/ Mike Meier Name: Mike Meier Title: Relationship Manager

BORROWERS:
INTEGRATED HEALTHCARE HOLDINGS, INC., a Nevada corporation

By: /s/ Kenneth K. Westbrook
Name: Kenneth K. Westbrook
Title: President and CEO

WMC-SA, INC., a California corporation

By: /s/ Kenneth K. Westbrook
Name: Kenneth K. Westbrook
Title: CEO

WMC-A, INC., a California corporation

By: /s/ Kenneth K. Westbrook
Name: Kenneth K. Westbrook
Title: CEO

CHAPMAN MEDICAL CENTER, INC., a California corporation

By: /s/ Kenneth K. Westbrook
Name: Kenneth K. Westbrook
Title: CEO

COASTAL COMMUNITIES HOSPITAL, INC., a California corporation

By: /s/ Kenneth K. Westbrook
Name: Kenneth K. Westbrook
Title: CEO

Annex A to Credit Agreement (Commitment Annex)

Lender	Revolving Loan Commitment Amount	Revolving Loan Commitment Percentage
MidCap Funding IV, LLC	$22,500,000.00	50%
Silicon Valley Bank	$22,500,000.00	50%
TOTALS	$45,000,000.00	100%